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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT
     (Date of Earliest Event Reported)                        July 21, 1994

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                      COLUMBIA/HCA HEALTHCARE CORPORATION

            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                            State of Incorporation

              001-11239                                       75-2497104
             (Commission                                   (I.R.S. Employer
            File Number)                                  Identification No.)

          201 West Main St.
           Louisville, KY       40202
       (Address of principal  (Zip Code)
         executive office)

      Registrant's telephone
       number, including
       area code..........   (502) 572-2000

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ITEM 5.  OTHER EVENTS

    The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS

    The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

        4.1 Reset Floating Rate Global Medium-Term Note due July 28, 1997 ($150,000,000 principal amount).

        4.2 Reset Floating Rate Global Medium-Term Note due July 28, 1997 ($50,000,000 principal amount).
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COLUMBIA/HCA HEALTHCARE CORPORATION
                                        (Registrant)

                                        By:       /s/ STEPHEN T. BRAUN
                                              ----------------------------
                                            Stephen T. Braun,
                                            Senior Vice President and
                                            General Counsel

Date: July 21, 1994

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                              INDEX TO EXHIBITS

        4.1 Reset Floating Rate Global Medium-Term Note due July 28, 1997 ($150,000,000 principal amount).

        4.2 Reset Floating Rate Global Medium-Term Note due July 28, 1997 ($50,000,000 principal amount).